POWER OF ATTORNEY

James T. Gillespie, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ James T. Gillespie
James T. Gillespie

POWER OF ATTORNEY

Todd M. Miller, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ Todd M. Miller
Todd M. Miller

POWER OF ATTORNEY

Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ Drew T. Kagan
Drew T. Kagan

POWER OF ATTORNEY

Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ Laura C. Bingham
Laura C. Bingham

POWER OF ATTORNEY

Scott Haenni, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ Scott Haenni
Scott Haenni

POWER OF ATTORNEY

Alan G. Priest, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ Alan G. Priest
Alan G. Priest

POWER OF ATTORNEY

Kimberly R. Storms, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ Kimberly R. Storms
Kimberly R. Storms

POWER OF ATTORNEY

David L. Wedding, whose signature appears below, does hereby constitute and appoint Thomas R. Hiller, Margaret S. Moore, and Andrew Wilkins, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Sterling Capital Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the initial filing and effectiveness of any and all amendments to one or more of the Trust’s Registration Statements on Form N-14 pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 9, 2026	/s/ David L. Wedding
David L. Wedding